Exhibit 10.30

No. Z269D

FOUTH AMENDMENT
TO MASTER LOAN AGREEMENT

THIS AMENDMENT is entered into as of November 6, 2002, between CoBANK, ACB (“CoBank”) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the “Company”).

BACKGROUND

CoBank and the Company are parties to a Master Loan Agreement dated March 31, 2000, (such agreement, as previously amended, is hereinafter referred to as the “MLA”).  By Amendment and Waiver dated as of October 7, 2002, CoBank permitted the Company to establish and capitalize Sidney Sugars Incorporated (“Sidney Sugars”) as a wholly owned subsidiary of the Company.  CoBank and the Company now desire to amend the MLA so that for purposes of measuring compliance with financial covenants set forth in the MLA and preparation of financial statements as required by the MLA, the financial results of the Company and Sidney Sugars be consolidated.  CoBank and the Company also desire to amend the MLA to require the Company to cause Sidney Sugars to adhere to certain affirmative and negative covenants applicable to the Company.  Lastly, CoBank and the Company desire to amend the MLA to substitute one financial covenant for another.  For these reasons, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), CoBank and the Company agree as follows:

1.                                       While the MLA is in effect, the Company agrees to cause Sidney Sugars (with respect to itself in place of and in addition to the Company) to comply with the following affirmative covenants set forth in Section 8 of the MLA:  Section 8(B), (C), (D), (E), (F), (G) and (H)(v)-(ix), and to comply with it’s Grower Agreements.

2.                                       While the MLA is in effect, the Company agrees that all reports required by Section 8(H) shall be prepared on a consolidated basis with the Company’s Subsidiaries, including Sidney Sugars.

3.                                       While the MLA is in effect, the Company agrees that it will cause Sidney Sugars (with respect to itself in place of and in addition to the Company) to comply with the negative covenants set forth in Section 9, except that (1) guarantees and liens created in connection with a 1998 note purchase agreement between the Company and the note purchasers relating to the $50,000,000 Senior Secured Guaranteed Notes and a 2002 note purchase agreement between the Company and the note purchasers relating to the $20,000,000 Senior Secured Guaranteed Notes shall be permitted provided that said liens shall be shared with CoBank in a manner acceptable to CoBank, (2) loans from the Company to Sydney Sugars as described in Section 3 of that Amendment and Waiver dated as of October 7, 2002, between the Company and CoBank shall be permitted, and, to the extent that the following would otherwise be prohibited, (3) the lease of sugar processing plants in Torrington, Wyoming, and Hereford, Texas, to Western Sugar Cooperative and Imperial Sugar Company, respectively.  In addition, CoBank aggress that permitted borrowings under Section 9(A) shall include indebtedness of the Company incurred in connection with the $20,000,000 Senior Secured Guaranteet Notes issued pursuant to the 2002 note purchase agreement between the Company and the note purchasrers.

4.                                       While the MLA is in effect, the Company agrees that all financial covenants set forth in Section 10 shall be measured on a consolidated basis with the Company’s Subsidiaries, including Sidney Sugars.  References in any covenant to the Company shall mean the Company and its Subsidiaries, including Sidney Sugars.

5.                                       Section 10(C) of the MLA is hereby amended and restated in its entirety to read as follows:

(C)  Minimum Average Net Funds Plus Interest Expense. The Company shall maintain at all times and measured as of the end of each Fiscal Quarter a minimum ratio of Average Net Funds plus Interest Expense to Interest Expense (both as determined in accordance with GAAP consistently applied) of 2.5:1.  Average Net Funds to Interest Expense shall be calculated on a rolling twelve (12) quarter basis.  For purposes of this Section 10(C), Interest Expense shall mean:  the total interest expense of the Borrower and its Subsidiaries (including, without limitation, interest expense on capital leases) and, to the extent not included therein, fees and other charges payable with respect to all Debt), all determined on a consolidated basis in accordance with GAAP.

6.                                       Except as set forth in this amendment, the MLA shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Michael Tousignant	By:	/s/ Sam Wai

Title:	Vice President	Title:	Treasurer

REVOLVING TERM LOAN SUPPLEMENT

THIS SUPPLEMENT to the Master Loan Agreement dated March 31, 2000 (the “MLA”), is entered into as of November 6, 2002, between CoBANK, ACB (“CoBank”) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the “Company”), and amends and restates the Supplement dated March 27, 2002 and numbered Z269T01B.

SECTION 1.   The Revolving Term Loan Commitment.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed $58,276,702.22 at any one time outstanding (the “Commitment”).  Within the limits of the Commitment, the Company may borrow, repay and reborrow.

SECTION 2.   Purpose and Transfer.  The purpose of the Commitment is to finance the operating needs of the Company.

SECTION 3.   Term.  The term of the Commitment shall be from the date hereof, up to but not including March 30, 2003, or such later date as CoBank may, in its sole discretion, authorize in writing, provided, however, that if the payment due on or before December 31, 2002 (as described in Section 5 below) is paid as agreed, and the Company is not otherwise in default, then the term of the Commitment shall be extended up to, but not including, July, 31, 2003.

SECTION 4.   Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)                               Variable Rate Option.  At a rate per annum equal at all times to the rate of interest established by CoBank from time to time as its National Variable Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate. The National Variable Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company promptly after any such change.

(B)                               Quoted Rate Option.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods as may be agreeable to CoBank in its sole discretion in each instance.

(C)                               LIBOR Option.  At a fixed rate equal to “LIBOR” (as hereinafter defined) plus the Applicable LIBOR Margin per annum (as described in terms of basis points (“bps”) in the chart immediately set forth below).  Under this option:  (a) rates may be fixed for “Interest Periods” (as hereinafter defined) of 1, 2, 3, or 6 months, or 1 year, as selected by the Company; (b) the minimum amount that may be fixed at any one time shall be $2,000,000.00; and (c) rates may only be fixed on a “Banking Day” (as hereinafter defined) or, at the option of the Company, on 2 Banking Days’ prior notice.  For purposes hereof: (i) ”LIBOR” shall mean the rate indicated by Telerate (rounded upward to the nearest thousandth) as having been quoted by the British Bankers Association at 11:00 a.m. London time on the date the Company elects to fix a rate under this option for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company; (ii) “Banking Day” shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; and (iii) “Interest Period” shall mean a period commencing on the day the Company elects to fix a rate under this option (or, at the option of the Company, two Banking Days later) and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3 or 6 months or 1 year thereafter, as the case may be; provided, however, that:  (x) in the event such ending day is not a Banking

Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month.

LIBOR MARGINS

FIXED RATE PRODUCT	INDEX	SPREAD OVER INDEX IN BASIS POINTS (Applicable LIBOR Margin)
One Month	LIBOR	90bps
Two Months	LIBOR	90bps
Three Months	LIBOR	90bps
Six Months	LIBOR	90bps
One Year	LIBOR	90bps

(D) Treasury Option.  At a fixed rate equal to Applicable Treasury Margin per annum (as described in terms of basis points (“bps”) in the chart immediately set forth below) above the “U.S. Treasury Rate” (as hereinafter defined). Under this option, balances of $2,000,000.00 or more may be fixed on or before for periods ranging from two  years to the final maturity date of the loan, as selected by the Company. However, rates may not be fixed in such a manner as to require the Company to have to repay any fixed rate balance prior to the last day of its fixed rate period in order to pay any installment of principal. For purposes hereof, the “U.S. Treasury Rate” shall mean the yield to maturity on U.S. Treasury instruments having the same maturity date as the last day of the fixed rate period selected by the Company, as calculated from the bid price indicated by Telerate (page 5) at the time the rate is fixed.  If, however, no instrument is indicated for the maturity selected, then the rate shall be interpolated based on the bid prices quoted for the next longest and shortest maturities so indicated. In the event Telerate ceases to provide such quotations or materially changes the form or substance of page 5 (as determined by CoBank), then CoBank will notify the Company and the parties hereto will agree upon a substitute basis for obtaining such quotations

TREASURY MARGINS

FIXED RATE PRODUCT	INDEX	SPREAD OVER INDEX IN BASIS POINTS (Applicable Treasury Margin)
Two Years	U.S.$ Constant Maturity Treasury Rate (“US$CMT”)	125 bps
Three Years	US$CMT	125 bps
Four Years	US$CMT	125 bps
Five Years	US$CMT	125 bps
Seven Years	US$CMT	140 bps
Ten Years	US$CMT	140 bps
Floor (Minimum) Rate (For Two to Ten Year Fixed Rate Products Only)	CoBank’s cost of funds (as reasonably determined by CoBank in its sole discretion)	105bps

The spread over all of the above indices, including the Floor (Minimum) Rate, may increase or decrease for future fixed amounts based on the Company’s previous fiscal quarter’s leverage ratio, as follows:

LEVERAGE RATIO (as defined below)	INCREASE / DECREASE TO SPREAD	CHANGE TO LIBOR and TREASURY MARGINS (IN BASIS POINTS)
A. Equal to or greater than 1.35:1.00	Increase	20
B. Equal to or greater than 1.20:1.00, but less than 1.35:1.00	None	0
C. Less than 1.20:1.00, but greater than or equal to 1.00:1.00	Decrease	10
D. Less than 1.00:1.00	Decrease	20

Leverage Ratio: The Company will maintain a leverage ratio of not more than 1.50:1.0, and attain a leverage ratio of not more than 1.40:1.0 on November 30, 2002.  Leverage ratio is long term debt (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and minimum net working capital (as defined in the MLA No. Z269, Section 10), divided by total members investments plus the estimated unit retains.

The spread shall be adjusted quarterly on the latter of either: (a) five business days after the Bank’s receipt of the Company’s certification of compliance with the leverage ratio, or (b) 30 days after the end of each calendar quarter.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans. In the event CoBank so consents and the Commitment is not renewed, then each balance so fixed shall be due and payable on the last day of its fixed rate period, and the promissory note set forth below shall be deemed amended accordingly. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company’s local time. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable quarterly in arrears by the 20th day of the following month.

SECTION 5.   Promissory Note.  The Company promises to repay the loans that are outstanding in annual principal payments of $9,396,579.17 each due on or before December 31st of each year through December 31, 2008, and a final principal payment due on or before December 31, 2009.  All outstanding balances shall be repaid by December 31, 2009. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business.  In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof. This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

The Company shall be permitted to make special payments, in a minimum amount of $388,500.00, on the variable rate portion of this loan, when all short term financing, including the Company’s seasonal loans, Commodity Credit Corporation loans and other short term loans have been zeroed out.  These special payments may be readvanced through the expiration date of the Commitment. Reinstatement may be denied and canceled at any time at the option of CoBank. The reinstatable commitments arising from such special payments shall be subject to the Commitment Fee as described in Section 8 below.

SECTION 6.   Prepayment.  The loans may be prepaid in whole or in part on one CoBank business day’s prior written notice.  During the term of the Commitment, prepayments shall be applied to such balances, fixed or variable, as the Company shall specify.  After the expiration of the term of the Commitment, prepayments shall, unless CoBank otherwise agrees, be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 7.   Commitment Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 20 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. Such fee shall be payable for each calendar quarter (or portion thereof) occurring during the original or any extended term of the Commitment.

SECTION 8.   Commitments Arising From Special Payments.  Commitments arising as a result of special payments described in Section 5 above shall be subject to a commitment fee of 25 basis points (0.25%) on an annualized basis, on the average daily commitment.  Any such fees incurred shall be payable on the last day of the calendar quarter, in arrears, computed on the basis of a year of 360 days for the actual number of days elapsed in which such reinstatable commitments were outstanding.

SECTION 9.   Security.  In addition to any other security that may otherwise be required or provided, the Company’s obligations under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperatives (now known as CoBank as a result of merger), as Collateral Agent.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Michael Tousignant	By:	/s/ Sam Wai

Title:	Vice President	Title:	Treasurer

REVOLVING TERM LOAN SUPPLEMENT

THIS SUPPLEMENT to the Master Loan Agreement dated March 31, 2000 (the “MLA”), is entered into as of November 6, 2002, between CoBANK, ACB (“CoBank”) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the “Company”), and amends and restates the Supplement dated March 27, 2002 and numbered Z269T01BNP.

SECTION 1.   The Revolving Term Loan Commitment.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed $49,079,855.68 at any one time outstanding (the “Commitment”).  Within the limits of the Commitment, the Company may borrow, repay and reborrow.

SECTION 2.   Purpose and Transfer.  The purpose of the Commitment is to finance the operating needs of the Company.

SECTION 3.   Term.  The term of the Commitment shall be from the date hereof, up to but not including March 30, 2003, or such later date as CoBank may, in its sole discretion, authorize in writing, provided, however, that if the payment due on or before December 31, 2002 (as described in Section 5 below) is paid as agreed, and the Company is not otherwise in default, then the term of the Commitment shall be extended up to, but not including, July, 31, 2003.

SECTION 4.   Interest. The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)                               Variable Rate Option.  At a rate per annum equal at all times to the rate of interest established by CoBank from time to time as its National Variable Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate. The National Variable Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company promptly after any such change.

(B)                               Quoted Rate Option.   At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods as may be agreeable to CoBank in its sole discretion in each instance.

(C)                               LIBOR Option.  At a fixed rate equal to “LIBOR” (as hereinafter defined) plus the Applicable LIBOR Margin per annum (as described in terms of basis points (“bps”) in the chart immediately set forth below).  Under this option:  (a) rates may be fixed for “Interest Periods” (as hereinafter defined) of 1, 2, 3 or 6 months, or 1 year, as selected by the Company; (b) the minimum amount that may be fixed at any one time shall be $2,000,000.00; and (c) rates may only be fixed on a “Banking Day” (as hereinafter defined) or, at the option of the Company, on 2 Banking Days’ prior notice.  For purposes hereof: (i) ”LIBOR” shall mean the rate indicated by Telerate (rounded upward to the nearest thousandth) as having been quoted by the British Bankers Association at 11:00 a.m. London time on the date the Company elects to fix a rate under this option for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company; (ii) “Banking Day” shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; and (iii) “Interest Period” shall mean a period commencing on the day the Company elects to fix a rate under this option (or, at the option of the Company, two Banking Days later) and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3 or 6 months or 1 year thereafter, as the case may be; provided, however, that:  (x) in the event such ending day is not a Banking

Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month.

LIBOR MARGINS

FIXED RATE PRODUCT	INDEX	SPREAD OVER INDEX IN BASIS POINTS (Applicable LIBOR Margin)
One Month	LIBOR	90bps
Two Months	LIBOR	90bps
Three Months	LIBOR	90bps
Six Months	LIBOR	90bps
One Year	LIBOR	90bps

(D) Treasury Option.  At a fixed rate equal to the Applicable Treasury Margin per annum (as described in terms of basis points (“bps”) in the chart immediately set forth below) above the “U.S. Treasury Rate” (as hereinafter defined). Under this option, balances of $2,000,000.00 or more may be fixed on or before for periods ranging from two years to the final maturity date of the loan, as selected by the Company. However, rates may not be fixed in such a manner as to require the Company to have to repay any fixed rate balance prior to the last day of its fixed rate period in order to pay any installment of principal.  For purposes hereof, the “U.S. Treasury Rate” shall mean the yield to maturity on U.S. Treasury instruments having the same maturity date as the last day of the fixed rate period selected by the Company, as calculated from the bid price indicated by Telerate (page 5) at the time the rate is fixed.  If, however, no instrument is indicated for the maturity selected, then the rate shall be interpolated based on the bid prices quoted for the next longest and shortest maturities so indicated. In the event Telerate ceases to provide such quotations or materially changes the form or substance of page 5 (as determined by CoBank), then CoBank will notify the Company and the parties hereto will agree upon a substitute basis for obtaining such quotations.

TREASURY MARGINS

FIXED RATE PRODUCT	INDEX	SPREAD OVER INDEX IN BASIS POINTS (Applicable Treasury Margin)
Two Years	U.S. $ Constant Maturity Treasury (“US$CMT”)	125 bps
Three Years	US$CMT	125 bps
Four Years	US$CMT	125 bps
Five Years	US$CMT	125 bps
Seven Years	US$CMT	140 bps
Ten Years	US$CMT	140 bps
Floor (Minimum) Rate (For Two to Ten Year Fixed Rate Products Only)	CoBank’s cost of funds (as reasonably determined by CoBank in its sole discretion)	105bps

The spread over all of the above indices, including the Floor (Minimum) Rate, may increase or decrease for future fixed amounts based on the Company’s previous fiscal quarter’s leverage ratio, as follows:

LEVERAGE RATIO (as defined below)	INCREASE / DECREASE TO SPREAD	CHANGE TO LIBOR and TREASURY MARGINS (IN BASIS POINTS)
A. Equal to or greater than 1.35:1.00	Increase	20
B. Equal to or greater than 1.20:1.00, but less than 1.35:1.00	None	0
C. Less than 1.20:1.00, but greater than or equal to 1.00:1.00	Decrease	10
D. Less than 1.00:1.00	Decrease	20

Leverage Ratio: The Company will maintain a leverage ratio of not more than 1.50:1.0, and attain a leverage ratio of not more than 1.40:1.0 on November 30, 2002.  Leverage ratio is long term debt (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and minimum net working capital (as defined in the MLA No. Z269, Section 10), divided by total members investments plus the estimated unit retains.

The spread shall be adjusted quarterly on the latter of either: (a) five business days after the Bank’s receipt of the Company’s certification of compliance with the leverage ratio, or (b) 30 days after the end of each calendar quarter.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans. In the event CoBank so consents and the Commitment is not renewed, then each balance so fixed shall be due and payable on the last day of its fixed rate period, and the promissory note set forth below shall be deemed amended accordingly. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company’s local time. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable quarterly in arrears by the 20th day of the following month.

SECTION 5.   Promissory Note.  The Company promises to repay the loans that are outstanding in annual principal payments of $7,603,420.83 each due on or before December 31st of each year through December 31, 2007, and a final principal payment due on or before December 31, 2008.  All outstanding balances shall be repaid by December 31, 2008. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business.  In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

The Company shall be permitted to make special payments, in a minimum amount of $111,500.00, on the variable rate portion of this loan, when all short term financing, including the Company’s seasonal loans, Commodity Credit Corporation loans and other short term loans have been zeroed out.  These special payments may be readvanced through the expiration date of the Commitment.  Reinstatement may be denied and canceled at any time at the option of CoBank. The reinstatable commitments arising from such special payments shall be subject to the Commitment Fee as described in Section 8 below.

SECTION 6.   Prepayment.  The loans may be prepaid in whole or in part on one CoBank business day’s prior written notice.  During the term of the Commitment, prepayments shall be applied to such balances, fixed or variable, as the Company shall specify.  After the expiration of the term of the Commitment, prepayments shall, unless CoBank otherwise agrees, be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 7.   Commitment Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 20 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. Such fee shall be payable for each calendar quarter (or portion thereof) occurring during the original or any extended term of the Commitment.

SECTION 8.   Commitments Arising From Special Payments.  Commitments arising as a result of special payments described in Section 5 above shall be subject to a commitment fee of 25 basis points (0.25%) on an annualized basis, on the average daily commitment.  Any such fees incurred shall be payable on the last day of the calendar quarter, in arrears, computed on the basis of a year of 360 days for the actual number of days elapsed in which such reinstatable commitments were outstanding.

SECTION 9.   Security.  In addition to any other security that may otherwise be required or provided, the Company’s obligations under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperatives (now known as CoBank as a result of merger), as Collateral Agent.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Michael Tousignant	By:	/s/ Sam Wai

Title:	Vice President	Title:	Treasurer

REVOLVING TERM LOAN SUPPLEMENT

THIS SUPPLEMENT to the Master Loan Agreement dated March 31, 2000 (the “MLA”), is entered into as of November 6, 2002, between CoBANK, ACB (“CoBank”) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the “Company”), and amends and restates the Supplement dated March 27, 2002 and numbered Z269T02BNP.

SECTION 1.   The Revolving Term Loan Commitment.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed $5,012,277.55 at any one time outstanding (the “Commitment”).  Within the limits of the Commitment, the Company may borrow, repay and reborrow, provided, however, no advances shall be made on this Term Loan, until Term Loan No. Z269T01 (as it may be amended), has been fully advanced.

SECTION 2.   Purpose and Transfer.  The purpose of the Commitment is to finance the operating needs of the Company.

SECTION 3.   Term.  The term of the Commitment shall be from the date hereof, up to but not including March 30, 2003, or such later date as CoBank may, in its sole discretion, authorize in writing, provided, however, that if the payment due on or before December 31, 2002 (as described in Section 5 below) is paid as agreed, and the Company is not otherwise in default, then the term of the Commitment shall be extended up to, but not including, July, 31, 2003.

SECTION 4.   Interest. The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)                               Variable Rate Option.  At a rate per annum equal at all times to the rate of interest established by CoBank from time to time as its National Variable Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate. The National Variable Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company promptly after any such change.

(B)                               Quoted Rate Option.   At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods as may be agreeable to CoBank in its sole discretion in each instance.

(C)                               LIBOR Option.  At a fixed rate equal to “LIBOR” (as hereinafter defined) plus the Applicable LIBOR Margin per annum (as described in terms of basis points (“bps”) in the chart immediately set forth below).  Under this option:  (a) rates may be fixed for “Interest Periods” (as hereinafter defined) of 1, 2, 3, or 6 months, or 1 year, as selected by the Company; (b) the minimum amount that may be fixed at any one time shall be $2,000,000.00; and (c) rates may only be fixed on a “Banking Day” (as hereinafter defined) or, at the option of the Company, on 2 Banking Days’ prior notice.  For purposes hereof: (i) ”LIBOR” shall mean the rate indicated by Telerate (rounded upward to the nearest thousandth) as having been quoted by the British Bankers Association at 11:00 a.m. London time on the date the Company elects to fix a rate under this option for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company; (ii) “Banking Day” shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; and (iii) “Interest Period” shall mean a period commencing on the day the Company elects to fix a rate under this option (or, at the option of the Company, two Banking Days later) and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3 or 6 months or 1 year thereafter, as the case may be; provided, however, that:  (x) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month.

LIBOR MARGINS

FIXED RATE PRODUCT	INDEX	SPREAD OVER INDEX IN BASIS POINTS (Applicable LIBOR Margin)
One Month	LIBOR	90bps
Two Months	LIBOR	90bps
Three Months	LIBOR	90bps
Six Months	LIBOR	90bps
One Year	LIBOR	90bps

(D) Treasury Option.  At a fixed rate equal to Applicable “Treasury” Margin per annum (as described in terms of basis points (“bps”) in the chart immediately set forth below) above the “U.S. Treasury Rate” (as hereinafter defined). Under this option, balances of $2,000,000.00 or more may be fixed on or before for periods ranging from two years to the final maturity date of the loan, as selected by the Company. However, rates may not be fixed in such a manner as to require the Company to have to repay any fixed rate balance prior to the last day of its fixed rate period in order to pay any installment of principal. For purposes hereof, the “U.S. Treasury Rate” shall mean the yield to maturity on U.S. Treasury instruments having the same maturity date as the last day of the fixed rate period selected by the Company, as calculated from the bid price indicated by Telerate (page 5) at the time the rate is fixed.  If, however, no instrument is indicated for the maturity selected, then the rate shall be interpolated based on the bid prices quoted for the next longest and shortest maturities so indicated. In the event Telerate ceases to provide such quotations or materially changes the form or substance of page 5 (as determined by CoBank), then CoBank will notify the Company and the parties hereto will agree upon a substitute basis for obtaining such quotations.

TREASURY MARGINS

FIXED RATE PRODUCT	INDEX	SPREAD OVER INDEX IN BASIS POINTS (Applicable Treasury Margin)
Two Years	U.S.$ Constant Maturity Treasury (“US$CMT”)	125bps
Three Years	US$CMT	125bps
Four Years	US$CMT	125bps
Five Years	US$CMT	125bps
Seven Years	US$CMT	140bps
Ten Years	US$CMT	140bps
Floor (Minimum) Rate (For Two to Ten Year Fixed Rate Products Only)	CoBank’s cost of funds (as reasonably determined by CoBank in its sole discretion)	105bps

The spread over all of the above indices, including the Floor (Minimum) Rate, may increase or decrease for future fixed amounts based on the Borrower’s previous fiscal quarter’s leverage ratio, as follows:

LEVERAGE RATIO (as defined below)	INCREASE / DECREASE TO SPREAD	CHANGE TO LIBOR and TREASURY MARGINS (IN BASIS POINTS)
A. Equal to or greater than 1.35:1.00	Increase	20
B. Equal to or greater than 1.20:1.00, but less than 1.35:1.00	None	0
C. Less than 1.20:1.00, but greater than or equal to 1.00:1.00	Decrease	10
D. Less than 1.00:1.00	Decrease	20

Leverage Ratio: The Borrower will maintain a leverage ratio of not more than 1.50:1.0, and attain a leverage ratio of not more than 1.40:1.0 on November 30, 2002.  Leverage ratio is long term debt (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and minimum net working capital (as defined in the MLA No. Z269, Section 10), divided by total members investments plus the estimated unit retains.

The spread shall be adjusted quarterly on the latter of either: (a) five business days after the Bank’s receipt of the Borrower’s certification of compliance with the leverage ratio, or (b) 30 days after the end of each calendar quarter.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans. In the event CoBank so consents and the Commitment is not renewed, then each balance so fixed shall be due and payable on the last day of its fixed rate period, and the promissory note set forth below shall be deemed amended accordingly. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company’s local time. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable quarterly in arrears by the 20th day of the following month.

SECTION 5.   Promissory Note. The Company promises to repay the loans that are outstanding in annual principal payments of $2,000,000.00 each due on or before December 31st of each year commencing in 2002.  All outstanding balances shall be repaid by December 31, 2009. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business.  In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof. This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 6.   Prepayment.  The loans may be prepaid in whole or in part on one CoBank business day’s prior written notice.  During the term of the Commitment, prepayments shall be applied to such balances, fixed or variable, as the Company shall specify.  After the expiration of the term of the Commitment, prepayments shall, unless CoBank otherwise agrees, be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 7.   Commitment Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 20 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. Such fee shall be payable for each calendar quarter (or portion thereof) occurring during the original or any extended term of the Commitment.

SECTION 8.   Letters of Credit.  In addition to loans, and if agreeable to CoBank in its sole discretion in each instance, the Company may utilize the Commitment to open irrevocable letters of credit for its account.  Each letter of credit shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder.  The rights and obligations of the parties with respect to each letter of credit will be governed by the Reimbursement Agreement attached hereto as Exhibit A (which rights and obligations shall be in addition to the rights and obligations of the parties hereunder and under the MLA). The fee for issuing each letter of credit shall be determined at the time of application.

SECTION 9.   Security.  In addition to any other security that may otherwise be required or provided, the Company’s obligations under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperatives (now known as CoBank as a result of merger), as Collateral Agent.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Michael Tousignant	By:	/s/ Sam Wai

Title:	Vice President	Title:	Treasurer

Exhibit A

LETTER OF CREDIT REIMBURSEMENT AGREEMENT

In consideration of CoBank issuing one or more letters of credit (each a “Credit”) for the Company’s account under the Supplement to which this agreement is attached (the “Supplement”), the Company agrees as follows:

1.                                       The Company will pay to CoBank in United States currency and in immediately available funds the amount of each draft drawn or instrument paid under a Credit.  In addition, the Company agrees to pay to CoBank such fee for issuing each Credit as CoBank shall prescribe, as well as all customary charges associated with the issuance of a Credit.  If a Credit is payable in a foreign currency, the Company will pay to CoBank an amount in United States currency equivalent to CoBank’s selling rate of exchange for that currency.  In addition to the amounts set forth above, the Company shall pay to CoBank such amounts as CoBank shall determine are necessary to compensate CoBank for any cost attributable to CoBank issuing or having outstanding any Credit resulting from the application of any law or regulation concerning any reserve, assessment, capital adequacy or similar requirement relating to letters of credit, reimbursement agreements with respect thereto, or to similar liabilities or assets of banks, whether existing at the time of the issuance of a Credit or adopted thereafter.  Each payment hereunder shall be payable on demand at the place and manner set forth in the Master Loan Agreement between the parties (the “MLA”) and with interest from the date of demand to the date paid at CoBank’s National Variable Rate.  The Company hereby authorizes CoBank to create a loan under the Supplement bearing interest at the variable rate set forth therein for any sums owing hereunder.

2.                                       Neither CoBank nor any of its correspondents shall in any way be responsible for the performance by any beneficiary of its obligations to the Company nor for the form, sufficiency, correctness, genuineness, authority of the person signing, falsification or legal effect of any documents called for under a Credit if such documents on their face appear to be in order.  In addition, CoBank and its correspondents may receive and accept or pay as complying with the terms of a Credit any drafts, documents, or certificates, otherwise in order, signed by any person purporting to be an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under a Credit to draw or issue such instruments or other documents.

3.                                       In the event the Credit is a commercial Credit, then, in addition to the other provisions hereof, the Company:  (i) agrees to obtain or cause to be in existence insurance on any merchandise described in the Credit against fire and other usual risks and against any additional risks which CoBank may request; and (ii) authorizes and empowers CoBank to collect the amount due under any such insurance and apply the same against any of the Company’s  obligations to CoBank arising under the Credit or otherwise.  In addition, whether the Credit is a commercial or a standby Credit, the Company represents and warrants that any required import, export or foreign exchange licenses or other governmental approvals relevant to the Credit and the merchandise described therein have been obtained and that the transactions contemplated thereby are not prohibited under any  law, rule, regulation, order or the like, including the Foreign Assets Control Regulations of the U.S. Department of Treasury.

4.                                       All directions and correspondence relating to a Credit are to be sent at the Company’s risk and CoBank does not assume any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph, cable or other electronic means, or for any inaccuracy of translation.

5.                                       CoBank shall not be responsible for any act, error, neglect, default, omission, insolvency or failure in business of any of its correspondents, and any action taken or omitted by CoBank or its correspondents under or in connection with a Credit shall, if taken or omitted with honesty in fact, be binding on the Company and shall not put CoBank or its correspondents under any resulting liability to the Company.  In no event shall  CoBank be liable for special, consequential or punitive damages.

6.                                       The Company will indemnify CoBank against and hold it harmless from all loss, damage, cost, and expense (including attorneys’ fees and expenses) arising out of (i) its issuance of or any other action taken by CoBank in connection with a Credit, other than loss or damage resulting from its gross negligence or willful misconduct, and (ii) claims or legal proceedings incident to the collection of amounts owed by the Company hereunder, or the enforcement of CoBank’s rights or the rights of others under a Credit, including, without limitation, legal proceedings relating to any court order, injunction or other process or decree restraining or seeking to restrain CoBank from paying any amount under a Credit.

7.                                       In the event:  (i) the Company fails to make any payment owing hereunder when the same shall become due and payable; (ii) any covenant or representation or warranty set forth herein is breached; (iii) the “Commitment” (as defined in the Supplement) expires prior to the expiration date of any Credit; or (iv) an “Event of Default” (as defined in the MLA) occurs under the MLA, then, in any such event, the amount of each Credit, together with any amounts payable by us in connection therewith, shall, at CoBank’s option, become immediately due and payable. To the extent that any amount paid by the Company pursuant to this Section 7 shall not then be due under the terms of a Credit, such payment shall serve as security for the Company’s obligation to indemnify CoBank for any amounts subsequently disbursed by CoBank pursuant to a Credit.  Furthermore, upon the institution of any legal proceeding described in Section 6(ii) hereof, the Company will, on demand, assign and deliver to CoBank, as security for the Company’s obligation to indemnify CoBank, cash collateral in an amount satisfactory to CoBank.

8.                                       CoBank shall be fully protected in, and shall incur no liability to the Company for acting upon, any oral, telephonic, facsimile, cable or other electronic instructions which CoBank in good faith believes to have been given by any authorized person.  CoBank may, at its option, use any means of verifying any instructions received by it and may also, at its option, refuse to act on any oral, telephonic, facsimile, cable or other electronic instructions or any part thereof, without incurring any responsibility for any loss, liability or expenses arising out of such refusal.

9.                                       The Uniform Customs and Practice as most recently published by the International Chamber of Commerce (hereafter called the “UCP”) shall in all respects be deemed a part hereof as fully as if incorporated herein, and shall apply to the Credits.  To the extent the UCP is inconsistent with the governing law set forth in the MLA, the UCP shall control.

AMENDED AND RESTATED
STATUSED REVOLVING CREDIT SUPPLEMENT

THIS SUPPLEMENT to the Master Loan Agreement dated March 31, 2000 (the “MLA”), is entered into as of November 6, 2002, between CoBANK, ACB (“CoBank”) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the “Company”), and amends and restates the Supplement dated March 27, 2002 and numbered Z269S01C.

SECTION 1.   The Revolving Credit Facility.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed, at any one time outstanding, the lesser of the “Borrowing Base” (as calculated pursuant to the Borrowing Base Certificate, the form of which is attached hereto as Exhibit A) or $265,000,000.00 (the “Commitment”). Within the limits of the Commitment, but subject to the Borrowing Base, the Company may borrow, repay and reborrow.

SECTION 2.   Purpose.  The purpose of the Commitment is to finance the Company’s general corporate purposes, fund working capital requirements, support the Company’s commercial paper program, and issue short-term commercial and standby letters of credit.  In addition, and to the extent allowed under the Amendment and Waiver to the Master Loan Agreement number Z269C dated October 7, 2002, the purpose of the Commitment is to (a) finance the asset purchases under the Asset Purchase Agreement dated October 7, 2002, by and among Imperial Sugar Company, Holly Sugar Company, and Sidney Sugars Incorporated; (b) fund an equity investment in Sidney Sugars Incorporated in an amount not to exceed $7,500,000.00; (c) fund a term loan to Sidney Sugars Incorporated in an amount not to exceed $7,500,000.00; (d) provide an intercompany line of credit loan to Sidney Sugars Incorporated in an amount not to exceed $50,000,000.00; (e) fund a secured loan to Western Sugar Cooperative in an amount not to exceed $1,500,000.00; and (f) provide on behalf of Western Sugar Cooperative a unsecured letter of credit in an amount not to exceed $6,800,000.00.

SECTION 3.   Term.  The term of the Commitment shall be from the date hereof, up to and including July 31, 2003, or such later date as CoBank may, in its sole discretion, authorize in writing.

SECTION 4.   Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)                               Base Rate Option.  At a rate per annum at all times equal to the Base Rate.  For the purposes hereof, Base Rate means that rate in effect from day to day defined as the “prime rate” as published from time to time in the Eastern Edition of The Wall Street Journal as the average prime lending rate for seventy-five percent (75%) of the United States; thirty (30) largest commercial banks, or if The Wall Street Journal shall cease publication or cease publishing the “prime rate” on a regular basis, such other regularly published average prime rate applicable to such commercial banks as is acceptable to the Lender in its reasonable discretion.  Loans for which the Base Rate option is selected are referred to herein as “Base Rate Loans”.

Base Rate Loans shall be:  (a) in minimum amounts of $5,000,000 and incremental multiples of $1,000,000; and (b) made available on any Banking Day.  Interest on Base Rate Loans shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears on the twentieth Banking Day of the following month.

(B)                               Quoted Rate Option.  At a fixed rate per annum at all times equal to the Quoted Rate.  For the purposes hereof, Quoted Rate means a fixed rate of interest to apply to a loan (referred to herein as a “Quoted Rate Loan”) for a specified period of time not to exceed thirty (30) days quoted by CoBank in its sole discretion.

Quoted Rate Loans shall be (i) in minimum amounts of $1,000,000 and incremental multiples of $1,000,000; and (ii) made available on any Banking Day.  The Quoted Rate may not necessarily be the lowest rate at which CoBank funds at that time.

Interest on Quoted Rate Loans shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears on the twentieth Banking Day of the following month.

(C)                               LIBOR Option.  At a fixed rate equal to LIBOR plus the Applicable Margin (as defined below).  For the purposes hereof, LIBOR means the rate for deposits in U.S. Dollars, with maturities comparable to the selected LIBOR Interest Period, that appears on the display designed as page “3750” of the Telerate Service (or such other page as may replace the 3750 page of that service of if the Telerate Service shall cease displaying such rates, such other service or services as may be nominated by the British Bankers’ Association for the purpose of displaying London Interbank Offered Rates for U.S. Dollar deposits), determined as of 11:00 a.m. London time two Banking Days prior to the commencement of such LIBOR Interest Period.  “LIBOR Interest Period” means a period of one, two, three or six months.  LIBOR pricing will be adjusted for Regulation D reserve requirements.  The Applicable Margin is 100 basis points.  Loans for which the LIBOR option is selected are referred to herein as “LIBOR Loans”.

LIBOR Loans shall be:  (a) in a minimum amount of $5,000,000 and incremental multiples of $1,000,000;  (b) made available on three Banking Days prior notice; and (c) be for periods of one, two, three, or six months.  Interest on LIBOR Loans shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable in arrears upon maturity of the applicable LIBOR Interest Period, but no less frequently than quarterly.  The LIBOR option shall be subject to the following limitations:

(1)                                  Notwithstanding anything herein to the contrary, if, on or prior to the determination of the LIBOR rate for any LIBOR Interest Period, CoBank determines (which determination shall be conclusive) that quotations of interest rates in accordance with the definition of LIBOR rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR rate advances as provided in this Supplement, then CoBank shall give the Company prompt notice thereof, and so long as such condition remains in effect, CoBank shall be under no obligation to make LIBOR rate loans, convert Base Rate loans into LIBOR rate loans, or continue LIBOR rate loans, and the Company shall, on the last day(s) of the then current applicable LIBOR Interest Period(s) for the outstanding LIBOR rate loans, either prepay such LIBOR rate loans or such LIBOR rate loans shall automatically be converted into a Base Rate loan in accordance with this Section 4.

(2)                                  If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof subsequent to the date hereof (each, a “Change in Law”) shall make it unlawful for CoBank to (a) advance any LIBOR rate loan or (b) maintain all or any portion of a LIBOR rate loan, then CoBank shall promptly notify the Company thereof.  In the former event, any obligation of CoBank to make available any future LIBOR rate loan shall immediately be canceled (and, in lieu thereof shall be made as a Base Rate loan or Quoted Rate loan at the option of the Company), and in the latter event, any such unlawful LIBOR rate loan or portions thereof then outstanding shall be converted, at the option of the Company, to either a Base Rate loan or a Quoted Rate loan; provided, however, that if any such Change in Law shall permit the LIBOR rate to remain in effect until the expiration of the LIBOR rate period applicable to any such unlawful LIBOR rate loan, then such LIBOR rate loan shall continue in effect until the expiration of such LIBOR rate period.  Upon the occurrence of any of the foregoing events on account of any Change in Law, the Company shall pay to CoBank immediately upon demand such amounts as may be necessary to compensate CoBank for any fees, charges, or other costs incurred or payable by CoBank as a result thereof and which are attributable to any LIBOR rate loans made available to the Company hereunder.

(3)                                  If CoBank shall determine that, after the date hereof, the adoption of any applicable Law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of CoBank as a consequence of CoBank’s obligations hereunder to a level below that which CoBank could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy existing on the date of this Supplement) by an amount deemed by CoBank to be material, then from time to time, within fifteen (15) days after demand by CoBank, the Company shall pay to CoBank such additional amount or amounts as will compensate CoBank for such reduction.  CoBank agrees to take reasonable steps to reduce the amount of such increase, provided, however, that CoBank shall not be required to take any such step, if in CoBank’s sole opinion, CoBank would suffer an economic loss or any negative legal or regulatory consequences as a result thereof.  If CoBank is to require the Company to make payments under this Section then CoBank must make a demand on the Company to make such payment within ninety (90) days of the later of (1) the date on which such capital costs are actually incurred by CoBank, or (2) the date on which CoBank knows, or should have known, that such capital costs have been incurred by CoBank.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the Base Rate unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loan. In the event CoBank so consents and the Commitment is not renewed, then each balance so fixed shall be due and payable on the last day of its fixed rate period, and the promissory note set forth below shall be deemed amended accordingly. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company’s local time.  As used in this Section 4, “Banking Day” means a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England.

SECTION 5.   Promissory Note. The Company promises to repay the unpaid principal balance of the loans on the first CoBank business day following the last day of the term of the Commitment.  In addition to the above, the Company promises to pay interest on the unpaid principal balance of the loans at the times and in accordance with the provisions set forth in Section 4 hereof.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 6.   Borrowing Base Certificate, Etc.  The Company agrees to furnish a Borrowing Base Certificate to CoBank at such times or intervals as CoBank may from time to time request.  Until receipt of such a request, the Company agrees to furnish a Borrowing Base Certificate to CoBank within 30 days after each month end calculating the Borrowing Base as of the last day of the month for which the Certificate is being furnished.  However, if no balance is outstanding hereunder on the last day of such period, no Report need be furnished.  Regardless of the frequency of the reporting, if at any time the amount outstanding under the Commitment exceeds the Borrowing Base, the Company shall immediately notify CoBank and repay so much of the loans as is necessary to reduce the amount outstanding under the Commitment to the limits of the Borrowing Base.

SECTION 7.   Commitment Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 20 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. The unused amount of the Commitment will be the difference between the Commitment and the sum of the outstanding principal amount of loans under the Commitment and the undrawn face amount of all outstanding Letters of Credit.

SECTION 8.   Utilization Fee.  For any day on which the outstanding principal amount of loans shall be greater than 25% of the Commitment (but no greater than 50% of the Commitment), the Company shall pay to CoBank a utilization fee equal to 0.125% per annum (calculated on a 360 day basis) on the aggregate amount outstanding on such day.  For any day on which the outstanding principal amount of loans shall be greater than 50% of the Commitment, the Company shall pay to CoBank a utilization fee equal to 0.25% per annum (calculated on a 360 day basis) on the aggregate amount outstanding on such day.  Accrued and unpaid utilization fees, if any, shall be payable quarterly in arrears by the 20th day following each calendar quarter.

SECTION 9.   Letters of Credit.  In addition to loans, and if agreeable to CoBank in its sole discretion in each instance, the Company may utilize the Commitment to open irrevocable letters of credit for its account.  Each letter of credit shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder.  The rights and obligations of the parties with respect to each letter of credit will be governed by the Reimbursement Agreement attached hereto as Exhibit B (which rights and obligations shall be in addition to the rights and obligations of the parties hereunder and under the MLA).  This Commitment shall expire on July 31, 2003. The fee for issuing each letter of credit shall be 100 basis points of the face amount of each letter of credit, along with an issuance fee to CoBank, for its own account, equal to the greater of (a) 1/8% of the face amount of the letter of credit, or (b) $2,000. The Company promises to repay the outstanding balance on the Commitment in full on demand, or if no demand is made, then any time on or before the Commitment expiration date of July 31, 2003.

SECTION 10.   Amendment Fee.  In consideration of the amendment, the Company agrees to pay to CoBank on the execution hereof, a fee in the amount of $135,000.00. (.075% of commitment prior to increase, $180,000,000.00)

SECTION 11.   Loan Origination Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank on the execution hereof, a loan origination fee in the amount of $65,000.00. (0.10% of the Commitment increase amount $65,000,000.00).

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Michael Tousignant	By:	/s/ Sam Wai

Title:	Vice President	Title:	Treasurer

EXHIBIT “A”

[Form of Borrowing Base]

American Crystal Sugar Company

Monthly Borrowing Base

For the month ended

Trade Accounts Receivables	$	@ 80%	$	(a)

Trade Accounts Receivables are defined as those of the Borrower and all Guarantors which:  (1) arise from the sale and delivery of inventory on ordinary trade terms; (2) are evidenced by an invoice; (3) are net of any credit, trade or other allowance given to the account debtor; (4) are not owing by an account debtor who has become insolvent or is the subject of any bankruptcy, reorganization, liquidation or like proceeding; (5) are not subject to any offset or deduction; (6) are not owing by an affiliate of Borrower; (7) are not owing by an obligor located outside of the U.S. unless the receivable is supported by a letter of credit issued by a bank acceptable to the Lender; and (8) are not government receivables.  The above provisions notwithstanding, Trade Receivables shall also exclude (i) any accounts that are past due more than 90 days, and (ii) any contra account regardless of the date;

Inventory	$	(b)

Inventory as determined on the basis of Net Realizable Value, defined as the expected selling price of an inventory item less expected costs to complete and dispose, as determined in accordance with GAAP.

Crop Payments due Non-members and members	$	(c)

Net Inventory Value (b-c)	$	@ 75%	(d)

Borrowing Base (a+d)	$	$

Commercial Paper	$	$	(e)

Seasonal Loan	(f)

Commodity Credit Corp. loans	(g)

Total Short-term Loans (e+f+g)	$

Exhibit B

LETTER OF CREDIT REIMBURSEMENT AGREEMENT

In consideration of CoBank issuing one or more letters of credit (each a “Credit”) for the Company’s account under the Supplement to which this agreement is attached (the “Supplement”), the Company agrees as follows:

1.               The Company will pay to CoBank in United States currency and in immediately available funds the amount of each draft drawn or instrument paid under a Credit.  In addition, the Company agrees to pay to CoBank such fee for issuing each Credit as prescribed in Section 9 of Supplement number Z269S01C, as well as all customary charges associated with the issuance of a Credit.  If a Credit is payable in a foreign currency, the Company will pay to CoBank an amount in United States currency equivalent to CoBank’s selling rate of exchange for that currency.  In addition to the amounts set forth above, the Company shall pay to CoBank such amounts as CoBank shall determine are necessary to compensate CoBank for any cost attributable to CoBank issuing or having outstanding any Credit resulting from the application of any law or regulation concerning any reserve, assessment, capital adequacy or similar requirement relating to letters of credit, reimbursement agreements with respect thereto, or to similar liabilities or assets of banks, whether existing at the time of the issuance of a Credit or adopted thereafter.  Each payment hereunder shall be payable on demand at the place and manner set forth in the Master Loan Agreement between the parties (the “MLA”) and with interest from the date of demand to the date paid at CoBank’s National Variable Rate.  The Company hereby authorizes CoBank to create a loan under the Supplement bearing interest at the variable rate set forth therein for any sums owing hereunder.

2.               Neither CoBank nor any of its correspondents shall in any way be responsible for the performance by any beneficiary of its obligations to the Company nor for the form, sufficiency, correctness, genuineness, authority of the person signing, falsification or legal effect of any documents called for under a Credit if such documents on their face appear to be in order.  In addition, CoBank and its correspondents may receive and accept or pay as complying with the terms of a Credit any drafts, documents, or certificates, otherwise in order, signed by any person purporting to be an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under a Credit to draw or issue such instruments or other documents.

3.               In the event the Credit is a commercial Credit, then, in addition to the other provisions hereof, the Company:  (i) agrees to obtain or cause to be in existence insurance on any merchandise described in the Credit against fire and other usual risks and against any additional risks which CoBank may request; and (ii) authorizes and empowers CoBank to collect the amount due under any such insurance and apply the same against any of the Company’s obligations to CoBank arising under the Credit or otherwise.  In addition, whether the Credit is a commercial or a standby Credit, the Company represents and warrants that any required import, export or foreign exchange licenses or other governmental approvals relevant to the Credit and the merchandise described therein have been obtained and that the transactions contemplated thereby are not prohibited under any  law, rule, regulation, order or the like, including the Foreign Assets Control Regulations of the U.S. Department of Treasury.

4.               All directions and correspondence relating to a Credit are to be sent at the Company’s risk and CoBank does not assume any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph, cable or other electronic means, or for any inaccuracy of translation.

5.               CoBank shall not be responsible for any act, error, neglect, default, omission, insolvency or failure in business of any of its correspondents, and any action taken or omitted by CoBank or its correspondents under or in connection with a Credit shall, if taken or omitted with honesty in fact, be binding on the Company and shall not put CoBank or its correspondents under any resulting liability to the Company.  In no event shall  CoBank be liable for special, consequential or punitive damages.

6.               The Company will indemnify CoBank against and hold it harmless from all loss, damage, cost, and expense (including attorneys’ fees and expenses) arising out of (i) its issuance of or any other action taken by CoBank in connection with a Credit, other than loss or damage resulting from its gross negligence or willful misconduct, and (ii) claims or legal proceedings incident to the collection of amounts owed by the Company hereunder, or the enforcement of CoBank’s rights or the rights of others under a Credit, including, without limitation, legal proceedings relating to any court order, injunction or other process or decree restraining or seeking to restrain CoBank from paying any amount under a Credit.

7.               In the event:  (i) the Company fails to make any payment owing hereunder when the same shall become due and payable; (ii) any covenant or representation or warranty set forth herein is breached; (iii) the “Commitment” (as defined in the Supplement) expires prior to the expiration date of any Credit; or (iv) an “Event of Default” (as defined in the MLA) occurs under the MLA, then, in any such event, the amount of each Credit, together with any amounts payable by us in connection therewith, shall, at CoBank’s option, become immediately due and payable. To the extent that any amount paid by the Company pursuant to this Section 7 shall not then be due under the terms of a Credit, such payment shall serve as security for the Company’s obligation to indemnify CoBank for any amounts subsequently disbursed by CoBank pursuant to a Credit.  Furthermore, upon the institution of any legal proceeding described in Section 6(ii) hereof, the Company will, on demand, assign and deliver to CoBank, as security for the Company’s obligation to indemnify CoBank, cash collateral in an amount satisfactory to CoBank.

8.               CoBank shall be fully protected in, and shall incur no liability to the Company for acting upon, any oral, telephonic, facsimile, cable or other electronic instructions which CoBank in good faith believes to have been given by any authorized person.  CoBank may, at its option, use any means of verifying any instructions received by it and may also, at its option, refuse to act on any oral, telephonic, facsimile, cable or other electronic instructions or any part thereof, without incurring any responsibility for any loss, liability or expenses arising out of such refusal.

9.               The Uniform Customs and Practice as most recently published by the International Chamber of Commerce (hereafter called the “UCP”) shall in all respects be deemed a part hereof as fully as if incorporated herein, and shall apply to the Credits.  To the extent the UCP is inconsistent with the governing law set forth in the MLA, the UCP shall control.